MANAGER DIRECTED PORTFOLIOS (the “Trust”)
f/k/a The Roxbury Funds

Hood River Small-Cap Growth Fund
Mar Vista Strategic Growth Fund

Supplement dated July 1, 2016 to the Prospectus dated November 1, 2015, as supplemented April 13, 2016

This supplement provides new and additional information beyond that contained in the Prospectus, as supplemented. It should be retained and read in conjunction with the Prospectus, as supplemented.

Trust Name Change

The name of the Trust has been changed to Manager Directed Portfolios effective July 1, 2016.  Accordingly, all references to “The Roxbury Funds” are hereby deleted and replaced with references to “Manager Directed Portfolios”.

Service Provider Changes

As noted in the Prospectus Supplement dated April 13, 2016, the Board has approved the retention of U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank N.A. (“U.S. Bank”), Quasar Distributors LLC (“Quasar”) and Vigilant Compliance, LLC (“Vigilant”) as new service providers to the Trust.  The new service agreements became effective on July 1, 2016.

All references to BNY Mellon Investment Servicing (US) Inc. as the Funds’ Administrator, Accounting Agent and Transfer Agent are hereby deleted and replaced with USBFS.  USBFS is located at 615 E. Michigan Street, Milwaukee, WI  53202.

All references to The Bank of New York Mellon as the Funds’ Custodian are hereby deleted and replaced with U.S. Bank.  U.S. Bank is located at 1555 North River Center Drive, Milwaukee, WI  53212.

All references to Foreside Fund Services, LLC as the Funds’ Distributor are hereby deleted and replaced with Quasar.  Quasar is located at 615 E. Michigan Street, Milwaukee, WI  53202.

All references to Roxbury Capital Management, LLC as Subadministrator to the Funds are hereby deleted.

The “Service Providers” section on page 20 of the Prospectus is hereby supplemented with the following information:

Vigilant provides compliance and secretarial services to the Trust.  Vigilant is located at Gateway Corporate Center, Suite 216, 223 Wilmington West Chester Pike, Chadds Ford, Pennsylvania 19317.

Contact Information for the Trust

All references to the Trust’s  mailing address and telephone number are hereby deleted and replaced with the following Fund contact information:

Hood River Small-Cap Growth Fund
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
 800-497-2960

Mar Vista Strategic Growth Fund
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
844-737-MVIP (6847)

All references to the Trust’s website are hereby deleted and replaced with the following Fund websites:

Hood River Small-Cap Growth Fund  - www.hoodrivercapital.com

Mar Vista Strategic Growth Fund - www.mvipfunds.com

The address and phone number to request documents about the Funds and to answer questions about the Funds set forth on the back cover of the Prospectus are hereby deleted and replaced with the following:

Hood River Small-Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800-497-2960

Mar Vista Strategic Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
844-737-MVIP (6847)

Purchase and Sale of Fund Shares

As noted in the Prospectus, you may purchase shares by check or wire by contacting the Funds’ Transfer Agent.  Information about BNY Mellon under “Purchase and Sale of Fund Shares” in the Summary Section of the Hood River Small-Cap Growth Fund and Mar Vista Strategic Growth Fund  and the “Purchase of Shares” and the “Redemption of Shares” sections of the Prospectus is hereby deleted and replaced with the following contact information.

For the Hood River Small-Cap Growth Fund:

Regular Mail:
Hood River Small-Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Overnight Mail:
Hood River Small-Cap Growth Fund
c/o U.S. Bancorp Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Wire:
Call the Transfer Agent at 800-497-2960

For the Mar Vista Strategic Growth Fund:

Regular Mail:
Mar Vista Strategic Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

Overnight Mail:
Mar Vista Strategic Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Wire:
Call the Transfer Agent at 844-737-MVIP (6847)

Redemption Fee

The Board has approved an exemption from the Funds’ redemption fees for most employee-sponsored retirement plans.  Accordingly, the disclosure under “Redemption of Shares – Redemption Fees” on page 23 of the Prospectus is hereby deleted and replaced with the following:

Redemption Fees:  A redemption fee of 1.00% and 0.75% of the total redemption amount (calculated at market value) of the Small-Cap Growth Fund and Strategic Growth Fund, respectively, may be imposed if you sell your shares within 60 days (the “Holding Period”) of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds.  This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed first. However, shares purchased through the reinvestment of net investment income or net capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions for purposes of calculating the Holding Period.

This fee will not apply in certain circumstances, including the following:

•	Shares redeemed via a systematic withdrawal plan.

•	Shares redeemed through an automatic, nondiscretionary rebalancing or asset reallocation program.

•	The redemption of shares held through 401(k) and other employee‑sponsored retirement plans with more than one participant. However, the redemption fee does apply to individual retirement accounts (IRAs) and 403(b) custodial accounts;

•	Shares redeemed as part of a retirement plan termination or restructuring.

•	Shares transferred from one retirement plan to another retirement plan in the same Fund.

•	Shares converted from one share class to another share class of the same Fund.

•	Shares redeemed by a Fund to cover various fees (e.g., fiduciary fees).

In addition to the circumstances noted above, a Fund’s investment adviser and the Trust’s Chief Compliance Officer may exempt a redemption from the redemption fee upon a determination that it is not reasonably likely to negatively affect the Fund. The Funds may be limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers.  Accordingly, the Trust may waive the redemption fee for redemptions from omnibus accounts maintained by financial intermediaries that are unable to impose a redemption fee on their underlying accounts when the Trust determines that the imposition of the redemption fee is not necessary to protect the Funds from the effect of short term trading.

Exchange of Shares

Effective July 1, 2016, exchanges between the Funds are no longer permitted.

Foreign Shareholders:

Shares of the Funds have not been registered for sale outside of the United States. The Trust generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses

Individual Retirement Accounts:

U.S. Bank, N.A. as custodian for each IRA account receives an annual fee of $15 per Social Security Number (capped at $30 per SSN), paid directly to USBFS.  If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Please retain this supplement for future reference.

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